UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 5, 2007

                           CHINA SHUANGJI CEMENT, LTD.
         ---------------------------------------------------------------
        (Exact Name of small business issuer as specified in its charter)

        Delaware                   000-52440                  95-3542340
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(State of Incorporation)      (Commission File No.)     (IRS Employer ID Number)

    c/o United Corporate Services, 874 Walker Road, Suite C, Dover, DE 19904
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (914) 949-9188
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              (Registrant's telephone number, including area code)

                            TRANS-SCIENCE CORPORATION
                    4490 Philbrook Sq., San Diego, CA, 92130
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

SUMMARY

Item 8.01 Other Events.

Effective October 31, 2007, Trans-Science Corporation (the "Company"), a California corporation, consummated a migratory merger whereby the Company was merged with and into a newly formed wholly-owned subsidiary, China Shuangji Cement, Ltd. (the "Surviving Company"), a Delaware corporation. As a result of the merger: (i) the Surviving Company's name is China Shuangji Cement, Ltd.;
(ii) each share of outstanding common stock of the Company prior to the merger was exchanged for two shares of the Surviving Company thereby indirectly affecting a two for one stock split; (iii) the par value of the Surviving Company's common stock is $0.0001 per share; (iv) the Surviving Company is now governed by the laws of the State of Delaware, as a Delaware corporation, and
(v) the Company's bylaws, as adopted by the Surviving Company, have been revised to conform to the Delaware General Corporation Law. The merger was effected subsequent to the Company's stockholders, holding a majority of the Company's issued and outstanding shares of common stock, voting in favor of the merger at a special meeting of the Company's stockholders as previously disclosed by the Company in its Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on October 15, 2007.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.
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(c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibits    Description

3.1 Articles of Incorporation of Trans-Science Corporation, as amended (filed as an exhibit to our Form 10SB, filed with the Securities and Exchange Commission on February 2, 2007).

3.2 Bylaws of Trans-Science Corporation (filed as an exhibit to our Form 10SB, filed with the Securities and Exchange Commission on February 2, 2007).

3.3 Certificate of Incorporation of China Shuangji Cement Ltd. dated as of October 29, 2007.

3.4         Bylaws of China Shuangji Cement, Ltd. dated as of October 29, 2007.

3.5 Certificate of Merger of Trans-Science Corporation (a California Corporation) into China Shuangji Cement, Ltd. (a Delaware Corporation) dated as of October 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

China Shuangji Cement, Ltd.

By: /s/ Gopal Sahota
    ----------------
    Gopal Sahota
    President

Date: November 5, 2007